EXHIBIT 10.1

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of March 8, 2006, to the Three Year Senior Asset-Linked Revolving Credit Agreement (the “Credit Agreement”) dated as of June 17, 2004, among CENDANT CORPORATION (the “Borrower”), the lenders referred to therein (the “Lenders”), CITICORP USA, INC., as syndication agent (the "Syndication Agent"), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”) for the Lenders.

INTRODUCTORY STATEMENT

The Borrower has requested that the Required Lenders amend certain provisions of the Credit Agreement as set forth herein.

Subject to the terms and conditions set forth herein, the Required Lenders and the Administrative Agent consent to the proposed amendments to the Credit Agreement.

Accordingly, the parties hereto hereby agree as follows:

1.  DEFINED TERMS.

Unless otherwise defined herein, capitalized terms have the meanings given to them in the Credit Agreement.

2.  CONSENT.

Notwithstanding any provision of the Fundamental Documents to the contrary, the Required Lenders hereby consent to the Real Estate Services Spin-Off.

3.  AMENDMENTS TO THE CREDIT AGREEMENT.

(a)  Amendments to Article 1 (Definitions).

Section 1 of the Credit Agreement is hereby amended as follows:
(i)  by deleting the definition of “Maturity Date” and inserting in lieu thereof the following new definition:

“Maturity Date” shall mean the earlier to occur of (i) the date on which the tax-free distribution for the Hospitality Services Spin-Off is consummated and (ii) June 17, 2007, or the immediately preceding Business Day.; and

(ii)  by adding thereto the following definitions in their appropriate alphabetical order:

“Avis Budget” shall mean Avis Budget Car Rental, LLC (formerly known as Cendant Car Rental Group, Inc.).

“Avis Budget Credit Agreement” shall mean the Credit Agreement, dated as of April [__], 2006, among Avis Budget, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

“Avis Budget Finance” shall mean Avis Budget Finance, Inc.

“Avis Budget Holdings” shall mean Avis Budget Holdings, LLC.

“First Amendment Effective Date” shall mean the date on which the First Amendment to this Agreement becomes effective according to its terms.

“Hospitality Services Spin-Off” shall mean the tax-free share distribution (and the actions taken in connection therewith) by Cendant to its shareholders of the businesses of Cendant that comprise its Hospitality Services and Timeshare Resorts segments as of the First Amendment Effective Date.

“Real Estate Services Spin-Off” shall mean the tax-free share distribution (and the actions taken in connection therewith) by Cendant to its shareholders of the businesses of Cendant that comprise its Real Estate Services segment as of the First Amendment Effective Date.

“Spin-Offs” shall mean the collective reference to the Hospitality Services Spin-Off, the Real Estate Services Spin-Off and the Travel Distribution Group Spin-Off, each a “Spin-Off”.

“Travel Distribution Spin-Off” shall mean the tax-free share distribution (and the actions taken in connection therewith) by Cendant to its shareholders of the businesses of Cendant that comprise its Travel Distribution segment as of the First Amendment Effective Date.

(b)  Amendment to Section 6.1 (Limitation on Indebtedness).

Section 6.1 of the Credit Agreement is hereby amended as follows:

(i)  by deleting “and” at the end of paragraph (l) thereof;

(ii)  by deleting paragraph (m) thereof in its entirety and inserting in lieu thereof the following new paragraph (m):

“(m) Indebtedness of Avis Budget and its Subsidiaries under the Avis Budget Credit Agreement; and”; and

(iii)  by inserting the following new paragraph (n):

“(n) Indebtedness of Avis Budget and Avis Budget Finance under senior unsecured notes in an aggregate principal amount not to exceed $1,000,000,000;”

(c)  Amendment to Section 6.2 (Consolidation, Merger, Sale of Assets).

Section 6.2 of the Credit Agreement is hereby amended by inserting the following new paragraph (c):

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“(c) Notwithstanding anything to the contrary contained herein, nothing in this Section 6.2 shall be deemed to prohibit the Real Estate Services Spin-Off.”

(d)  Amendment to Section 6.3 (Limitation on Liens).

Section 6.3 of the Credit Agreement is hereby amended as follows:

(i) by deleting “and” at the end of paragraph (k);

(ii) by replacing “.” with “;” at the end of paragraph (l);

(iii) by inserting the following new paragraph (m):

“(m) any Liens securing Indebtedness and related obligations of the Borrower or any of its Material Subsidiaries to the extent such Indebtedness and related obligations are permitted under Section 6.1(l) hereof.”; and

(iii) by inserting the following new paragraph (n):

“(n) any Liens securing Indebtedness and related obligations of the Borrower or any of its Material Subsidiaries to the extent such Indebtedness and related obligations are permitted under Section 6.1(m) hereof.”

4.  WAIVER OF SECTION 6.1 (LIMITATION ON INDEBTEDNESS).

Compliance with Section 6.1 of the Credit Agreement is hereby waived, solely for the purpose of permitting certain Subsidiaries of the Borrower to incur and have outstanding Indebtedness under senior unsecured credit facilities for the purpose of making dividends to the Borrower to finance, in part, the repayment, redemption, pre-funding or repurchase of existing Indebtedness of the Borrower and to pay fees and expenses related to the foregoing and to the Spin-Offs.

5.  CONDITIONS PRECEDENT.

This Amendment shall become effective on the date on which the following conditions are satisfied (the “Effective Date”):

(a) Amendment. The Administrative Agent shall have received a duly executed counterpart to this Amendment from the Borrower, the Administrative Agent and the Required Lenders.

(b) Fees. The Administrative Agent shall have received all fees required to be paid on or before the Effective Date, and all expenses required to be paid on or before the Effective Date for which invoices have been presented.

6.  REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants that each of the representations and warranties in Section 3 of the Credit Agreement (other than those contained in Sections 3.5 and 3.8) shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Closing Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

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7.  AMENDMENTS TO FUNDAMENTAL DOCUMENTS.

The Borrower and the Required Lenders hereby agree that all references in the Fundamental Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.

8.  SOLVENCY CERTIFICATE.

Concurrently with the effectiveness of the Real Estate Services Spin-Off, the Borrower hereby agrees to deliver to the Administrative Agent a solvency certificate from its chief financial officer substantially in the form of Exhibit A hereto.

9.  NO OTHER AMENDMENTS; CONFIRMATION.

Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

10.  PAYMENT OF EXPENSES.

The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of one counsel to the Administrative Agent.

11.  GOVERNING LAW.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.  COUNTERPARTS.

This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

CENDANT CORPORATION, as Borrower
By:	/David B. Wyshner/
Name: David B. Wyshner Title: Executive Vice President and Treasurer

CITICORP USA, INC., as Syndication Agent
By:	/Hugo Arias/
Name: Hugo Arias Title: Director

BANK OF AMERICA, N.A., as Administrative Agent and as a Lender
By:	/John Pocalyko/
Name: John Pocalyko Title: Senior Vice President

Signature Page to Amendment of
Cendant Corporation Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (formerly known as The Bank of Tokyo-Mitsubishi, Ltd., New York Branch), as a Lender
By:	/Linda Tam/
Name: Linda Tam Title: Authorized Signatory

Signature Page to Amendment of
Cendant Corporation Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (successor by merger to UFJ Bank Limited), as a Lender
By:	/Linda Tam/
Name: Linda Tam Title: Authorized Signatory

Signature Page to Amendment of
Cendant Corporation Credit Agreement

Calyon New York Branch, as a Lender
By:	/Rod Hurst/
Name: Rod Hurst Title: Director

By:	/Yufi Muzichenko/
Name: Yufi Muzichenko Title: Vice President

Signature Page to Amendment of
Cendant Corporation Credit Agreement

CREDIT SUISSE, Cayman Islands Branch (formerly known as CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch), as a Lender
By:	/Bill O'Daly/
Name: Bill O'Daly Title: Director

By:	/Cassandra Droogan/
Name: Cassandra Droogan Title: Vice President

Signature Page to Amendment of
Cendant Corporation Credit Agreement

MERRILL LYNCH BANK USA, as a Lender
By:	/David Millett/
Name: David Millett Title: Vice President

Signature Page to Amendment of
Cendant Corporation Credit Agreement

Mizuho Corporate Bank, Ltd, as a Lender
By:	/Robert Gallagher/
Name: Robert Gallagher Title: Senior Vice President & Group Head

Signature Page to Amendment of
Cendant Corporation Credit Agreement

The Royal Bank of Scotland, plc, as a Lender
By:	/Bruce G. Ferguson/
Name: Bruce G. Ferguson Title: Managing Director

Signature Page to Amendment of
Cendant Corporation Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:	/David A. Buck/
Name: David A. Buck Title: Senior Vice President

EXHIBIT A

FORM OF SOLVENCY CERTIFICATE

This Solvency Certificate (this “Certificate”) is delivered in connection with the Credit Agreement, dated as of June 17, 2004 (as amended by the First Amendment, dated as of April [__], 2006, the “Credit Agreement”) among Cendant Corporation, (the “Borrower”), the lenders party thereto (the “Lenders”), Citicorp USA, Inc., as syndication agent (the "Syndication Agent") and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders. Capitalized terms used herein without definition have the same meanings as in the Credit Agreement.

I am the duly qualified and acting Chief Financial Officer of the Borrower and am executing this document solely in that capacity. In such capacity, I have participated actively in the management of its financial affairs and am familiar with its consolidated financial statements. I have, together with other officers of the Borrower, acted on behalf of the Borrower in connection with the negotiation of the Credit Agreement and I am familiar with the terms and conditions thereof.

In my capacity as an officer of the Borrower, I hereby certify that to my knowledge:

As of the Date hereof, after giving effect to the Real Estate Services Spin-Off, the Borrower and its Consolidated Subsidiaries are Solvent. For purposes of this paragraph (i) “the Borrower and its Consolidated Subsidiaries” means the Borrower and its Consolidated Subsidiaries, taken as a whole and (ii) “Solvent” means that (a) the amount of the “present fair saleable value” of the assets determined on an ongoing concern basis of the Borrower and its Consolidated Subsidiaries will, as of such date, exceed the amount of all “liabilities of the Borrower and its Consolidated Subsidiaries, contingent or otherwise” determined on an ongoing concern basis, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets determined on an ongoing concern basis of the Borrower and its Consolidated Subsidiaries will, as of such date, be greater than the amount that will be required to pay the liability determined on an ongoing concern basis of the Borrower and its Consolidated Subsidiaries on their debts as such debts become absolute and matured, (c) the Borrower and its Consolidated Subsidiaries will not have, as of such date, an unreasonably small amount of capital with which to conduct the businesses in which they are engaged, and (d) the Borrower and its Consolidated Subsidiaries will be able to pay their debts as they mature. For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

I represent the foregoing information is provided to the best of my knowledge and believe and execute this Certificate this ___ day of _________ 2006.

CENDANT CORPORATION
By:
Name: Title: